Exhibit 10.12

FOURTH AMENDMENT TO THE

AMGEN INC. SUPPLEMENTAL RETIREMENT PLAN

AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2009

The Amgen Inc. Supplemental Retirement Plan (As Amended and Restated Effective January 1, 2009) (the “Plan”) is hereby amended, effective as of June 18, 2012, as follows:

The list of Participating and Subsidiaries and Affiliates of Amgen Inc. in Appendix A is amended and restated to read as follows:

1.	Amgen USA Inc. – January 1, 2002

2.	Immunex Corporation – January 1, 2003

3.	Immunex Manufacturing Corporation – January 1, 2003

4.	Immunex Rhode Island Corporation – January 1, 2003

5.	Amgen Worldwide Services, Inc. – January 1, 2004

6.	Amgen SF, LLC – January 1, 2005

7.	BioVex, Inc. – April 11, 2011

8.	Amgen Manufacturing, Limited – January 1, 2012

9.	Amgen Rockville, Inc. (formerly Micromet, Inc.) – June 18, 2012

To record this Fourth Amendment to the Plan as set forth herein, the Company has caused its authorized officer to execute this document this 20th day of July 2012.

AMGEN INC.

By:	/s/ Brian McNamee
Brian McNamee
Senior Vice President, Human Resource